Exhibit 24 to 2010 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2010; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip A. Odeen, Jeffrey H. Fox and Earl C. Shanks, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of February, 2011.

/s/ John F. Barrett
John F. Barrett
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2010; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip A. Odeen, Jeffrey H. Fox and Earl C. Shanks, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 2nd day of February, 2011.

/s/ Willard W. Brittain, Jr.
Willard W. Brittain, Jr.
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2010; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip A. Odeen, Jeffrey H. Fox and Earl C. Shanks, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of February, 2011.

/s/ Richard R. Devenuti
Richard R. Devenuti
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2010; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip A. Odeen, Jeffrey H. Fox and Earl C. Shanks, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of February, 2011.

/s/ David B. Dillon
David B. Dillon
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2010; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip A. Odeen, Jeffrey H. Fox and Earl C. Shanks, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of February, 2011.

/s/ Joseph E. Gibbs
Joseph E. Gibbs
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2010; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip A. Odeen, Jeffrey H. Fox and Earl C. Shanks, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of February, 2011.

.

/s/ Thomas L. Monahan III
Thomas L. Monahan III
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2010; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip A. Odeen, Jeffrey H. Fox and Earl C. Shanks, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of February, 2011.

/s/ Ronald L. Nelson
Ronald L. Nelson
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2010; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip A. Odeen, Jeffrey H. Fox and Earl C. Shanks, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 1st day of February, 2011.

/s/ Philip A. Odeen
Philip A. Odeen
Director
Non-Executive Chairman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2010; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip A. Odeen, Jeffrey H. Fox and Earl C. Shanks, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 3rd day of February, 2011.

/s/ Barry Rosenstein
Barry Rosenstein
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2010; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Philip A. Odeen, Jeffrey H. Fox and Earl C. Shanks, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 5th day of February, 2011.

/s/ Richard F. Wallman
Richard F. Wallman
Director